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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) NOVEMBER 30, 2006
                                                 -------------------------------


                        ABINGTON COMMUNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


PENNSYLVANIA                        000-51077                   02-0724068
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


180 OLD YORK ROAD, JENKINTOWN, PENNSYLVANIA                         19046
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (215) 886-8280
                                                     ---------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS
               ------------

        On November 30, 2006, Abington Community Bancorp, Inc. (the "Company") issued a press release announcing a cash dividend of $0.06 per share on the Company's common stock payable on December 27, 2006 to shareholders of record on December 13, 2006.

        For additional information, reference is made to the Company's press release dated November 30, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

       (a)     Not applicable.

       (b)     Not applicable.

       (c)     Not applicable.

       (d)     The following exhibits are included with this Report:

               Exhibit No.                Description
               ---------------------      --------------------------------------
               99.1                       Press Release, dated November 30, 2006



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ABINGTON COMMUNITY BANCORP, INC.


                                        By:      /s/ Robert W. White
                                                 -------------------------------
                                        Name:    Robert W. White
                                        Title:   Chairman, President and
                                                 Chief Executive Officer
Date: November 30, 2006



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                                  EXHIBIT INDEX

               Exhibit No.                Description
               ---------------------      --------------------------------------
               99.1                       Press Release, dated November 30, 2006